UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2017

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Lagoon Drive

Redwood City, California 94065

(650) 598-6000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 15, 2017, Equinix, Inc. (“Equinix”), through its wholly owned subsidiary, Equinix Australia Pty Limited (“Equinix Australia”), entered into a sale and purchase of securities agreement (the “Transaction Agreement”) with Ontario Teachers’ Pension Plan Board (“OTPP”), pursuant to which, subject to certain conditions, Equinix agreed, on the terms set forth in the Transaction Agreement, to acquire the entire equity interests held by OTPP and other vendors identified in the Transaction Agreement (collectively, the “Sellers”) in the Metronode group of companies (the “Metronode Group”), for a cash purchase price of A$1.035 billion (approximately US$792 million) subject to certain adjustments described in the Transaction Agreement (the “Transaction”).

The Metronode Group owns and operates 10 data centers in Australia spanning Adelaide, Brisbane, Canberra, Melbourne, Perth and Sydney in Australia (the “Acquired Data Centers”). Equinix expects to fund the Transaction with cash on hand.

As part of the Transaction, through the acquisition of the Metronode Group, Equinix Australia will also acquire freehold and leasehold real estate interests at the Acquired Data Centers.

The Transaction Agreement contains (among other things) representations, warranties, and covenants of the parties. Until the closing of the Transaction, OTPP has agreed, subject to certain exceptions, to, and to cause the Metronode Group to, conduct business in the ordinary course consistent with past practice.

The completion of the Transaction is subject to certain closing conditions, including regulatory approval. There is no financing condition to the Transaction. The Transaction is expected to close in the first half of 2018.

The Transaction Agreement provides Equinix Australia with certain limited termination rights. Additionally, either party may terminate the Transaction Agreement if any of the conditions precedent have not been satisfied by June 30, 2018 and have not (where capable of waiver) been waived by the party or parties entitled to do so under the Transaction Agreement.

The foregoing overview of certain aspects of the Transaction Agreement and the Transaction contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Transaction Agreement which will be filed with Equinix’s Form 10-K for the year ended December 31, 2017.

The representations and warranties and covenants set forth in the Transaction Agreement have been made only for the purposes of the Transaction Agreement and solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Transaction Agreement. Accordingly, the Transaction Agreement, when filed, will be included only to provide investors with information regarding the terms of the Transaction Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 7.01	Regulation FD Disclosure.

On December 17, 2017, Equinix issued a press release announcing the Transaction. A copy of Equinix’s press release is attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements regarding the proposed Transaction. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although Equinix believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations. Factors that might cause such a material difference include, without limitation, risks related to Equinix’s ability to complete the Transaction on the proposed terms and conditions; whether Equinix or OTPP will be able to satisfy Equinix’s and OTPP’s respective closing conditions related to the Transaction; risks associated with the Transaction, such as the risk that the Metronode Group will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the Transactions will not occur; risks related to future opportunities and plans for the Metronode Group, including uncertainty of the expected financial performance of the Metronode Group ; and disruption from the Transactions making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers.

Equinix’s forward-looking statements should not be relied upon except as statements of Equinix’s present intentions and of Equinix’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, Equinix undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures Equinix has made in this Current Report, as well as Equinix’s other filings with the

Securities and Exchange Commission (the “SEC”), including Equinix’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2017 and Equinix’s Annual Report on Form 10-K, filed with the SEC on February 27, 2017. Equinix does not assume any obligation to update the forward-looking information contained in this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Equinix on December 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: December 18, 2017	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer